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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 16, 2007

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

       NEVADA                         000-50944                  84-156582
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(State or other jurisdiction     Commission File Number)       IRS Employer
    of incorporation)                                        Identification No.)

          408 BLOOMFIELD DRIVE, UNIT #3, WEST BERLIN, NEW JERSEY 08091
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                      --------------


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
See Item 8.01 below


ITEM 8.01         OTHER EVENTS.

On October 16, 2007 the Company revived an Agreement which had previously expired for the sale of shares of its Common Stock to a European fund pursuant to Regulation S. In December 2006 the Company had entered into an Agreement with Mercatus & Partners, Limited, a private limited company organized and existing under the laws of the United Kingdom, having an address of Via S. Roberto Bellarmino #4, 00142 Roma, Italy for the placement of shares of its Common Stock to a value of $2,000,000. However, despite two extensions by the Company, the proposed transaction did not close and expired on March 31, 2007. Following protracted discussions, on October 16, 2007 the Company agreed to revive the Agreement, with certain modifications, and the parties executed an Addendum to the original Agreement.

Under the revived Agreement and Addendum, Mercatus & Partners, Limited will purchase shares to a total purchase of $2,000,000 on or before November 30, 2007 with the expectation, however, that the transaction will be completed by November 15, 2007. During that time period, Mercatus & Partners, Limited will make installment purchases. The purchase price per share will be 50% of the calculated "value". The "value" of the shares purchased will initially be determined based upon the closing sale prices for the Company's Common Stock for ten (10) consecutive trading days ending on and including the date of the payment. A second valuation of the shares will be made on the anniversary dates of the purchases and adjusted, if necessary, for conditions at that time. The Company has deposited 2,665,666 shares of its Common Stock in escrow, with any unpurchased balance of such shares as of November 30th to be returned for cancellation.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.4      First Addendum to Securities Purchase Agreement



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL RESOURCE CORPORATION


                                        By: /s/ Frank G. Pringle, President
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October 22, 2007